UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 7, 2022
Faraday Future Intelligent Electric Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)
(310) 415-4807
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2022, Faraday Future Intelligent Electric Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), the Company does not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing (“Nasdaq’s April 4 Letter”).

On March 31, 2022, the Company filed a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) with the Securities and Exchange Commission (the “SEC”) and issued a press release announcing, among other things, that the Company was unable to file its Form 10-K within the prescribed time period. As noted in the Form 12b-25, the Company needs additional time to complete the additional investigative work and remedial work recommended by a special committee of independent Company directors (the “Special Committee”), under the direction of the Executive Chairperson and reporting to the Audit Committee, in each case as described in the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2022. As further noted in the Form 12b-25, the Company needs additional time to finalize the Company’s financial statements and related disclosures for both the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 (“Q3 Form 10-Q”) and Form 10-K.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2022, the Listing Qualifications Department of Nasdaq granted an exception to enable the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1). Under the terms of the exception, the Company is required to file the Q3 Form 10-Q and the Form 10-K on or before May 6, 2022.

Pursuant to Nasdaq’s April 4 Letter, as a result of this additional delinquency, the Company must submit an update to its original plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) by April 19, 2022. The Company intends to submit a timely update to its original plan.

As previously disclosed, Nasdaq has advised the Company that a failure to file the Q3 Form 10-Q and Form 10-K on or prior to May 6, 2022 will result in a notice of delisting of the Company’s securities. The Company would be entitled to appeal that determination to a Nasdaq Hearings Panel and to request a further stay pending the appeal. The Company is working diligently to finalize and file the Q3 Form 10-Q and the Form 10-K as soon as practicable and currently expects to file both on or prior to the May 6, 2022 deadline, and to file its amended Registration Statement on Form S-1 (File No. 333-258993) (the “Form S-1/A”) promptly following the filing of the Form 10-K.

Forward Looking Statements

This Current Report on Form 8-K (including information incorporated herein by reference) includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; Company’s ability to satisfy the terms of the Nasdaq exception and to file the Q3 Form 10-Q and Form 10-K by May 6, 2022, and its ability to regain compliance with the Nasdaq continued listing standards; the implementation of the Special Committee’s actions and related internal review by Company; Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; Company’s estimates of the size of the markets for its vehicles and costs to bring its vehicles to market; the rate and degree of market acceptance of Company’s vehicles; the success of other competing manufacturers; the performance and security of Company’s vehicles; potential litigation involving Company; the result of future financing efforts and general economic and market conditions impacting demand for Company’s products; and the ability of Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the preliminary registration statement on Form S-1 recently filed by Company and other documents filed by Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release dated April 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: April 7, 2022	By:	/s/ Becky Roof
	Name:	Becky Roof
	Title:	Interim Chief Financial Officer
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